SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: May 28, 2003
                 (Date of earliest event reported) May 27, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                  333-23769                   73-1513309
(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)              Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma         73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

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Information To Be Included in the Report

Item 5. Other Events and Required FD Disclosure.

     The  Registrant's  Executive  Vice President and Chief  Financial  Officer,
Bruce R. Knooihuizen, has established a "plan" under Rule 10b5-1 promulgated under the Securities Exchange Act of 1934 pursuant to which he has sold 79,475 shares of the Registrant's common stock pursuant to Rule 144 promulgated under the Securities Act of 1933. There are no additional shares authorized for sale under such plan. The proceeds from such sales of stock will be applied to reduce certain income tax liabilities.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

Exhibit No.                     Description
-----------                     -----------

99      Registrant's press release issued May 27, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DOBSON COMMUNICATIONS CORPORATION


                                     By  RONALD L. RIPLEY
                                         Ronald L. Ripley, Vice President and
                                         Senior Corporate
May 28, 2003

                                 EXHIBIT INDEX

Exhibit
 No.          Description                    Method of Filing
 ---          -----------                    ----------------

99.1   Registrant's press release dated   Filed herewith electronically
       May 27, 2003.